UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 22, 2008 (October 20, 2008)

Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES, INC.

(Exact Name of Company as Specified in its Charter)

NEW YORK	001-16123	11-3504638
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1440 Broadway, 17th floor, New York, NY 10018

(Address of principal executive offices and zip code)

(212) 356-9500

(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Newtek’s beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management’s current expectations are contained in Newtek’s filings with the Securities and Exchange Commission. Newtek undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 1.01	Entry into a Material Definitive Agreement.

As of October 20, 2008, CDS Business Services, Inc. dba Newtek Business Credit entered into a Second Amendment to its Credit and Security Agreement and Waiver of Defaults with Wells Fargo Bank, National Association dated February 27, 2007 (the Wells Amendment”), that extends the $10,000,000 facility by three years to February 2012. A copy of the Wells Amendment is attached as Exhibit 99.1 to this Form 8 –K.

On October 21, 2008, Newtek Business Services, Inc. issued a press release entitled “Newtek Business Credit Extends Wells Fargo Line.” A copy of the press release is filed as Exhibit 99.2 to this Form 8-K.

On October 21, 2008, Newtek Small Business Finance, Inc. entered into a Third Amendment and Waiver of its Credit Agreement with General Electric Capital Corporation dated as of August 31, 2005 (the “GE Amendment”). The GE Amendment increases the interest rate by 50 basis points immediately to LIBOR plus 300 basis points or the Prime Rate plus 75 basis points with an increase of an additional 25 basis points on January 1, 2009 and each quarter thereafter. A copy of the GE Amendment is attached as Exhibit 99.2 to this Form 8 –K.

ITEM 9.01.	Financial Statements and Exhibits.

99.1	Second Amendment to Credit Agreement and Waiver of Defaults dated February 27, 2007 between CDS Business Services, Inc. dba Newtek Business Credit and Wells Fargo Bank, National Association.

99.2	Press Release issued by Newtek Business Services, Inc., dated October 21, 2008, entitled “Newtek Business Credit Extends Wells Fargo Line.”

99.3	Third Amendment and Waiver to Credit Agreement dated as of August 31, 2005 between Newtek Small Business Finance, Inc. and General Electric Capital Corporation.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES, INC.

Date: October 22, 2008	/s/ Barry Sloane
Barry Sloane
Chairman of the Board, Chief Executive Officer, Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Second Amendment to Credit Agreement and Waiver of Defaults dated February 27, 2007 between CDS Business Services, Inc. dba Newtek Business Credit and Wells Fargo Bank, National Association.

99.2	Press Release issued by Newtek Business services, Inc., dated October 21, 2008, entitled “Newtek Business Credit Extends Wells Fargo Line.”

99.3	Third Amendment and Waiver to Credit Agreement dated as of August 31, 2005 between Newtek Small Business Finance, Inc. and General Electric Capital Corporation.

5